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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 2000


                         CONNECTICUT WATER SERVICE, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
  CONNECTICUT                     0-8084                      06-0739839
----------------         ------------------------           ---------------
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
 incorporation)                                                  Number)
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  93 West Main Street, Connecticut                            06413-0562
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:(860) 669-8630

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           This is Page 1 of 77 pages.

                         The Exhibit Index is on Page 4
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Item 5.  Other Events.

         Connecticut Water Service, Inc. (the "Company") announced on December 6, 2000 that it had entered into a merger agreement (the "Merger Agreement") to acquire Barnstable Holding Company ("Barnstable"), the majority owner of Barnstable Water Company, a water company providing water services to more than 7,200 customers in Barnstable, Massachusetts with 1999 revenues of approximately $2,600,000, and BARLACO, Inc., a separate real estate company owning more than 100 acres of residential and commercial land in Hyannis and Barnstable, Massachusetts. The Company recently completed its requisite due diligence under the Merger Agreement and on December 5, 2000 reached substantial agreement on the terms of a waiver from one of Barnstable's principal lenders which is required before the transaction could proceed.

         Under the terms of the Merger Agreement, the Company plans to issue approximately 213,000 shares of its common stock (NASDAQ:CTWS) in exchange for all of the issued and outstanding common shares of Barnstable. The merger is expected to qualify as a tax-exempt stock exchange and is expected to be accorded "pooling of interests" accounting treatment. The merger is subject to approval by Barnstable's stockholders and is expected to be completed in the first quarter of 2001. The Company expects to file a registration statement on Form S-4 with respect to the transaction prior to the end of 2000.

         A copy of the Company's press release dated December 6, 2000 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Merger Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits

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
         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.
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
                  Exhibit No.       Exhibit
                  -----------       -------
                  99.1              Company Press Release, dated December 6,
                                    2000.

                  99.2              Agreement and Plan of Merger, dated as of
                                    October 4, 2000, by and among the Company,
                                    CWS Barnstable Acquisition Corp. a
                                    Connecticut corporation and wholly-owned
                                    subsidiary of the Company, and Barnstable
                                    Holding Company, a Delaware corporation.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                           CONNECTICUT WATER SERVICE, INC.
                                           a Connecticut corporation



Date:  December 6, 2000                    By:  /s/     David C. Benoit
                                                -----------------------
                                                Name: David C. Benoit
                                                Title: Vice President - Finance
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                                  EXHIBIT INDEX

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
Exhibit No.                Description                                Page No.
-----------                -----------                                --------
99.1                       Company Press Release, dated as of
                           December 6, 2000.                              5

99.2 Agreement and Plan of Merger, dated as of October 4, 2000, by and among the Company,
                           CWS Barnstable Acquisition Corp. a
                           Connecticut corporation and wholly-owned       7
                           subsidiary of the Company, and Barnstable
                           Holding Company, a Delaware corporation.
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